Exhibit 99.1

This Statement on Form 4 is filed jointly by the Reporting Persons listed below. The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: OCM POF IV AIF GAP HOLDINGS, L.P.

Date of Event Requiring Statement: March 11, 2016

Issuer Name and Ticker or Trading Symbol:   TSQ

OCM POF IV AIF GAP HOLDINGS, L.P.

By: OCM/GAP Holdings IV, LLC
Its: General Partner

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

By:	/s/ Philip McDermott
Name: Philip McDermott
Title: Authorized Signatory

OCM PF/FF RADIO HOLDINGS PT, L.P.

By: Oaktree Fund AIF Series, L.P. – Series D and Oaktree Fund AIF Series, L.P. – Series I
Its: General Partner

By: Oaktree Fund GP AIF, LLC
Its: General Partner

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

By:	/s/ Philip McDermott
Name: Philip McDermott
Title: Authorized Signatory

OCM/GAP HOLDINGS IV, LLC

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

By:	/s/ Philip McDermott
Name: Philip McDermott
Title: Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND IV AIF (DELAWARE), L.P.

By: Oaktree Fund AIF Series, L.P. - Series B
Its: General Partner

By: Oaktree Fund GP AIF, LLC
Its: General Partner

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

By:	/s/ Philip McDermott
Name: Philip McDermott
Title: Authorized Signatory

OAKTREE FUND AIF SERIES, L.P. -
SERIES I, SERIES D AND SERIES B

By: Oaktree Fund GP AIF, LLC
Its: General Partner

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

By:	/s/ Philip McDermott
Name: Philip McDermott
Title: Authorized Signatory

OAKTREE FUND GP AIF, LLC

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

By:	/s/ Philip McDermott
Name: Philip McDermott
Title: Authorized Signatory